ADVISORS DISCIPLINED TRUST 700

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of Healthspring Inc. are no longer included in the portfolio.

     Supplement Dated:  January 31, 2012










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